FINANCIAL STATEMENTS

T. Rowe Price Variable Annuity Account

Year Ended December 31, 2025

With Report of Independent Registered Public Accounting Firm

T. Rowe Price Variable Annuity Account

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company

and Contract Owners of T. Rowe Price Variable Annuity Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise T. Rowe Price Variable Annuity Account (the Separate Account), as of December 31, 2025 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1994.

Kansas City, Missouri

April 24, 2026

Appendix

Subaccounts comprising T. Rowe Price Variable Annuity Account

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2025
T. Rowe Price All-Cap Opportunities	For each of the two years in the period ended December 31, 2025
T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2025
T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2025
T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2025
T. Rowe Price International Stock	For each of the two years in the period ended December 31, 2025
T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2025
T. Rowe Price Mid-Cap Growth	For each of the two years in the period ended December 31, 2025
T. Rowe Price Moderate Allocation	For each of the two years in the period ended December 31, 2025

T. Rowe Price Variable Annuity Account

Statements of Net Assets

December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values
Invesco V.I. Government Money Market	14,392,357	$14,392,357	$14,392,357	$14,392,357	1,276,214	$11.28	$11.28
T. Rowe Price All-Cap Opportunities	2,023,783	65,532,362	80,263,240	80,263,240	347,552	230.97	230.97
T. Rowe Price Blue Chip Growth	550,693	22,579,813	35,976,788	35,976,788	414,717	86.75	86.75
T. Rowe Price Equity Income	2,526,478	64,762,422	73,040,492	73,040,492	575,674	126.82	126.82
T. Rowe Price Health Sciences	542,092	21,719,582	31,696,113	31,696,113	291,238	108.76	108.76
T. Rowe Price International Stock	1,166,563	17,467,026	18,548,353	18,548,353	431,824	42.98	42.98
T. Rowe Price Limited-Term Bond	2,158,347	10,354,578	10,252,147	10,252,147	431,638	23.74	23.74
T. Rowe Price Mid-Cap Growth	2,493,045	65,684,996	65,317,769	65,317,769	407,606	160.23	160.23
T. Rowe Price Moderate Allocation	1,511,655	29,918,321	33,906,413	33,906,413	368,926	91.91	91.91

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2025 and 2024, Except as Noted

	Invesco V.I. Government Money Market	T. Rowe Price All- Cap Opportunities	T. Rowe Price Blue Chip Growth
Net assets as of December 31, 2023	$8,778,234	$59,656,481	$22,101,058

Investment income (loss):
Dividend distributions	686,938	52,726	—
Investment Expenses:
Mortality and expense risk and administrative charges	(82,946)	(391,932)	(163,565)

Net investment income (loss)	603,992	(339,206)	(163,565)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	8,145,671	1,319,201
Realized capital gain (loss) on investments	—	1,693,789	2,000,166
Change in unrealized appreciation (depreciation)	—	5,292,816	5,210,576

Net gain (loss) on investments	—	15,132,276	8,529,943

Net increase (decrease) in net assets from operations	603,992	14,793,070	8,366,378

Contract owner transactions:
Variable annuity deposits	535,568	1,514,410	482,526
Terminations, withdrawals and annuity payments	(5,424,343)	(6,939,012)	(3,756,219)
Transfers between subaccounts, net	11,387,591	5,066,392	5,501,648
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	6,498,816	(358,210)	2,227,955

Total increase (decrease) in net assets	7,102,808	14,434,860	10,594,333

Net assets as of December 31, 2024	$15,881,042	$74,091,341	$32,695,391

Investment income (loss):
Dividend distributions	584,318	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(87,392)	(420,388)	(184,016)

Net investment income (loss)	496,926	(420,388)	(184,016)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	8,814,930	3,014,264
Realized capital gain (loss) on investments	—	1,472,273	1,889,935
Change in unrealized appreciation (depreciation)	—	1,379,697	932,253

Net gain (loss) on investments	—	11,666,900	5,836,452

Net increase (decrease) in net assets from operations	496,926	11,246,512	5,652,436

Contract owner transactions:
Variable annuity deposits	326,433	449,019	55,686
Terminations, withdrawals and annuity payments	(5,006,409)	(3,834,500)	(2,878,724)
Transfers between subaccounts, net	2,694,365	(1,689,132)	451,999
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(1,985,611)	(5,074,613)	(2,371,039)

Total increase (decrease) in net assets	(1,488,685)	6,171,899	3,281,397

Net assets as of December 31, 2025	$14,392,357	$80,263,240	$35,976,788

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	T. Rowe Price Equity Income	T. Rowe Price Health Sciences	T. Rowe Price International Stock
Net assets as of December 31, 2023	$69,585,403	$31,049,955	$17,414,672

Investment income (loss):
Dividend distributions	1,369,922	—	163,077
Investment Expenses:
Mortality and expense risk and administrative charges	(415,431)	(181,314)	(98,695)

Net investment income (loss)	954,491	(181,314)	64,382

Increase (decrease) in net assets from operations:
Capital gain distributions	4,736,712	2,651,647	422,005
Realized capital gain (loss) on investments	2,052,004	1,164,851	167,168
Change in unrealized appreciation (depreciation)	98,811	(3,261,412)	(122,378)

Net gain (loss) on investments	6,887,527	555,086	466,795

Net increase (decrease) in net assets from operations	7,842,018	373,772	531,177

Contract owner transactions:
Variable annuity deposits	136,260	284,721	71,250
Terminations, withdrawals and annuity payments	(8,164,542)	(2,131,042)	(1,313,803)
Transfers between subaccounts, net	1,583,398	523,967	53,197
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(6,444,884)	(1,322,354)	(1,189,356)

Total increase (decrease) in net assets	1,397,134	(948,582)	(658,179)

Net assets as of December 31, 2024	$70,982,537	$30,101,373	$16,756,493

Investment income (loss):
Dividend distributions	1,173,016	—	348,845
Investment Expenses:
Mortality and expense risk and administrative charges	(395,463)	(160,967)	(98,239)

Net investment income (loss)	777,553	(160,967)	250,606

Increase (decrease) in net assets from operations:
Capital gain distributions	6,945,291	1,070,391	1,532,154
Realized capital gain (loss) on investments	1,302,426	965,689	142,694
Change in unrealized appreciation (depreciation)	217,227	2,819,996	941,568

Net gain (loss) on investments	8,464,944	4,856,076	2,616,416

Net increase (decrease) in net assets from operations	9,242,497	4,695,109	2,867,022

Contract owner transactions:
Variable annuity deposits	543,849	45,253	63,126
Terminations, withdrawals and annuity payments	(6,954,483)	(2,683,861)	(1,287,396)
Transfers between subaccounts, net	(773,908)	(461,761)	149,108
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(7,184,542)	(3,100,369)	(1,075,162)

Total increase (decrease) in net assets	2,057,955	1,594,740	1,791,860

Net assets as of December 31, 2025	$73,040,492	$31,696,113	$18,548,353

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	T. Rowe Price Limited-Term Bond	T. Rowe Price Mid- Cap Growth	T. Rowe Price Moderate Allocation
Net assets as of December 31, 2023	$10,410,012	$69,771,900	$31,461,659

Investment income (loss):
Dividend distributions	430,485	—	748,488
Investment Expenses:
Mortality and expense risk and administrative charges	(56,845)	(396,941)	(181,680)

Net investment income (loss)	373,640	(396,941)	566,808

Increase (decrease) in net assets from operations:
Capital gain distributions	—	6,471,053	896,864
Realized capital gain (loss) on investments	(79,130)	1,058,808	279,653
Change in unrealized appreciation (depreciation)	139,085	(1,174,044)	1,219,658

Net gain (loss) on investments	59,955	6,355,817	2,396,175

Net increase (decrease) in net assets from operations	433,595	5,958,876	2,962,983

Contract owner transactions:
Variable annuity deposits	504,389	580,307	931,677
Terminations, withdrawals and annuity payments	(1,375,916)	(4,651,388)	(3,293,066)
Transfers between subaccounts, net	(100,270)	(41,286)	459,156
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(971,797)	(4,112,367)	(1,902,233)

Total increase (decrease) in net assets	(538,202)	1,846,509	1,060,750

Net assets as of December 31, 2024	$9,871,810	$71,618,409	$32,522,409

Investment income (loss):
Dividend distributions	445,125	—	735,449
Investment Expenses:
Mortality and expense risk and administrative charges	(57,224)	(375,191)	(179,850)

Net investment income (loss)	387,901	(375,191)	555,599

Increase (decrease) in net assets from operations:
Capital gain distributions	—	8,261,681	1,446,770
Realized capital gain (loss) on investments	(25,408)	884,218	372,565
Change in unrealized appreciation (depreciation)	158,266	(6,795,199)	1,834,551

Net gain (loss) on investments	132,858	2,350,700	3,653,886

Net increase (decrease) in net assets from operations	520,759	1,975,509	4,209,485

Contract owner transactions:
Variable annuity deposits	87,520	390,610	20,322
Terminations, withdrawals and annuity payments	(1,504,298)	(6,657,530)	(3,740,346)
Transfers between subaccounts, net	1,276,356	(2,009,229)	894,543
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	(140,422)	(8,276,149)	(2,825,481)

Total increase (decrease) in net assets	380,337	(6,300,640)	1,384,004

Net assets as of December 31, 2025	$10,252,147	$65,317,769	$33,906,413

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements

December  31, 2025

1. Organization and Significant Accounting Policies

T. Rowe Price Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
T. Rowe Price All-Cap Opportunities	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Blue Chip Growth	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Equity Income	—	T. Rowe Price Associates, Inc	—
T. Rowe Price Health Sciences	—	T. Rowe Price Associates, Inc	—
T. Rowe Price International Stock	—	T. Rowe Price Associates, Inc	T. Rowe Price International Ltd
T. Rowe Price Limited-Term Bond	—	T. Rowe Price Associates, Inc	T. Rowe Price Hong Kong Limited T. Rowe Price International Ltd
T. Rowe Price Mid-Cap Growth	—	T. Rowe Price Associates, Inc	T. Rowe Price Investment Management,Inc.
T. Rowe Price Moderate Allocation	—	T. Rowe Price Associates, Inc	T. Rowe Price Hong Kong Limited T. Rowe Price International Ltd T. Rowe Price Investment Management,Inc.

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except in the incepted year for the following:

Inception Date	Subaccount

April 29, 2022	Invesco V.I. Government Money Market

Investment Valuation

Investments in mutual fund shares are carried in the Statements of Net Assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2025 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. Government Money Market	$3,906,698	$5,395,383
T. Rowe Price All-Cap Opportunities	9,790,765	6,470,836
T. Rowe Price Blue Chip Growth	5,043,841	4,584,632
T. Rowe Price Equity Income	8,693,431	8,155,129
T. Rowe Price Health Sciences	1,877,082	4,068,027
T. Rowe Price International Stock	2,409,964	1,702,366
T. Rowe Price Limited-Term Bond	1,936,658	1,689,179
T. Rowe Price Mid-Cap Growth	8,679,457	9,069,116
T. Rowe Price Moderate Allocation	3,197,941	4,021,053

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the Statements of Net Assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2025 by subaccount are as follows:

Subaccount	Annuity Assets
Invesco V.I. Government Money Market	$400,722
T. Rowe Price All-Cap Opportunities	2,134,971

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
T. Rowe Price Blue Chip Growth	$440,420
T. Rowe Price Equity Income	2,303,181
T. Rowe Price Health Sciences	1,149,051
T. Rowe Price International Stock	852,577
T. Rowe Price Limited-Term Bond	87,768
T. Rowe Price Mid-Cap Growth	1,271,884
T. Rowe Price Moderate Allocation	1,716,729

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2025.

Segment Disclosures

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.55% for the accumulation/nonlife options or 1.40% for annuity option 9 of the average daily net assets of each account. These charges are presented as expenses on the Statements of Operations and Change in Net Assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2025 and 2024 were as follows:

	2025			2024
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Invesco V.I. Government Money Market	299,777	(476,706)	(176,929)	1,578,128	(961,429)	616,699
T. Rowe Price All-Cap Opportunities	5,261	(28,785)	(23,524)	34,050	(34,857)	(807)
T. Rowe Price Blue Chip Growth	25,667	(55,995)	(30,328)	119,200	(79,572)	39,628
T. Rowe Price Equity Income	5,324	(65,961)	(60,637)	46,304	(102,937)	(56,633)
T. Rowe Price Health Sciences	8,705	(42,343)	(33,638)	17,322	(31,232)	(13,910)
T. Rowe Price International Stock	13,271	(40,830)	(27,559)	28,747	(59,577)	(30,830)
T. Rowe Price Limited-Term Bond	65,497	(70,821)	(5,324)	59,624	(103,654)	(44,030)
T. Rowe Price Mid-Cap Growth	3,117	(55,742)	(52,625)	16,927	(44,131)	(27,204)
T. Rowe Price Moderate Allocation	12,114	(46,144)	(34,030)	18,555	(42,251)	(23,696)

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025 were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Government Money Market
2025	1,276,214	11.28	11.28	14,392,357	3.86	0.55	0.55	3.20	3.20
2024	1,453,143	10.93	10.93	15,881,042	0.06	0.55	0.55	4.19	4.19
2023	836,444	10.49	10.49	8,778,234	0.04	0.55	0.55	3.96	3.96
2022	721,535	10.09	10.09	7,279,546	0.02	0.55	0.55	0.90	0.90
T. Rowe Price All-Cap Opportunities
2025	347,552	230.97	230.97	80,263,240	—	0.55	0.55	15.66	15.66
2024	371,076	199.69	199.69	74,091,341	—	0.55	0.55	24.46	24.46
2023	371,883	160.44	160.44	59,656,481	0.00	0.55	0.55	28.26	28.26
2022	389,479	125.09	125.09	48,714,400	—	0.55	0.55	(21.94)	(21.94)
2021	405,143	127.39	160.25	64,917,446	—	0.55	1.40	19.11	20.13
T. Rowe Price Blue Chip Growth
2025	414,717	86.75	86.75	35,976,788	—	0.55	0.55	18.08	18.08
2024	445,045	73.47	73.47	32,695,391	—	0.55	0.55	34.76	34.76
2023	405,417	54.52	54.52	22,101,058	—	0.55	0.55	48.47	48.47
2022	453,051	36.72	36.72	16,634,682	—	0.55	0.55	(38.84)	(38.84)
2021	495,654	60.04	60.04	29,756,398	—	0.55	0.55	16.99	16.99
T. Rowe Price Equity Income
2025	575,674	126.82	126.82	73,040,492	1.63	0.55	0.55	13.73	13.73
2024	636,311	111.51	111.51	70,982,537	0.02	0.55	0.55	11.09	11.09
2023	692,944	78.44	100.38	69,585,403	0.02	0.55	1.40	8.01	8.93
2022	727,808	72.62	92.15	67,082,920	0.02	0.55	1.40	(4.70)	(3.87)
2021	778,132	76.20	95.86	74,613,348	0.02	0.55	1.40	23.80	24.87

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Health Sciences
2025	291,238	108.76	108.76	31,696,113	—	0.55	0.55	17.45	17.45
2024	324,876	92.60	92.60	30,101,373	—	0.55	0.55	1.09	1.09
2023	338,786	91.60	91.60	31,049,955	—	0.55	0.55	2.39	2.39
2022	362,022	89.46	89.46	32,402,006	—	0.55	0.55	(12.95)	(12.95)
2021	371,686	102.77	102.77	38,217,398	—	0.55	0.55	12.48	12.48
T. Rowe Price International Stock
2025	431,824	42.98	42.98	18,548,353	1.98	0.55	0.55	17.79	17.79
2024	459,383	36.49	36.49	16,756,493	0.01	0.55	0.55	2.67	2.67
2023	490,213	35.54	35.54	17,414,672	0.01	0.55	0.55	15.61	15.61
2022	521,476	30.74	30.74	16,025,647	0.01	0.55	0.55	(16.29)	(16.29)
2021	545,624	36.72	36.72	20,027,987	0.01	0.55	0.55	0.77	0.77
T. Rowe Price Limited-Term Bond
2025	431,638	23.74	23.74	10,252,147	4.42	0.55	0.55	5.09	5.09
2024	436,962	22.59	22.59	9,871,810	0.04	0.55	0.55	4.39	4.39
2023	480,992	21.64	21.64	10,410,012	0.03	0.55	0.55	4.39	4.39
2022	447,461	20.73	20.73	9,279,410	0.02	0.55	0.55	(5.04)	(5.04)
2021	482,113	21.83	21.83	10,528,504	0.01	0.55	0.55	(0.46)	(0.46)
T. Rowe Price Mid-Cap Growth
2025	407,606	160.23	160.23	65,317,769	—	0.55	0.55	2.98	2.98
2024	460,231	155.60	155.60	71,618,409	—	0.55	0.55	8.71	8.71
2023	487,435	143.13	143.13	69,771,900	—	0.55	0.55	19.30	19.30
2022	513,269	119.97	119.97	61,583,051	—	0.55	0.55	(23.01)	(23.01)
2021	543,075	155.82	155.82	84,627,870	—	0.55	0.55	14.22	14.22
T. Rowe Price Moderate Allocation
2025	368,926	91.91	91.91	33,906,413	2.21	0.55	0.55	13.88	13.88
2024	402,956	80.71	80.71	32,522,409	0.02	0.55	0.55	9.45	9.45
2023	426,652	57.62	73.74	31,461,659	0.02	0.55	1.40	13.74	14.72
2022	455,201	50.66	64.28	29,257,941	0.01	0.55	1.40	(19.46)	(18.77)
2021	492,365	62.90	79.13	38,959,690	0.01	0.55	1.40	8.52	9.46

T. Rowe Price Variable Annuity Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.